Exhibit 4.18

Back to Contents

EXECUTION VERSION

FIFTH AMENDMENT AND RESTATEMENT DEED

dated 30 November 2005

in respect of a

€730,000,000 SENIOR FACILITIES AGREEMENT
dated 23 December 2003

between

BUHRMANN N.V.
as Obligors’ Agent

THE GUARANTORS NAMED HEREIN
as Guarantors

DEUTSCHE BANK AG LONDON
as Agent

DEUTSCHE BANK AG LONDON
as Security Trustee

THE CONSENTING C FACILITY LENDERS

and

THE D FACILITY LENDERS

London

i

Back to Contents

THIS AMENDMENT AND RESTATEMENT DEED is dated        November 2005 and made between:

(1)	BUHRMANN N.V. (the “Parent” and, in its capacity as agent for the Obligors, the “Obligors’ Agent”);

(2)	THE GUARANTORS NAMED IN PART III OF SCHEDULE 1 (together with the Parent, the “Guarantors” and each a “Guarantor”);

(3)	DEUTSCHE BANK AG LONDON (as agent for and on behalf of the Finance Parties, the “Agent”);

(4)	DEUTSCHE BANK AG LONDON (as security trustee for and on behalf of the Finance Parties, the “Security Trustee”);

(5)	THE CONSENTING C FACILITY LENDERS (as defined below); and

(6)	THE D FACILITY LENDERS (as defined below).

WHEREAS:

(A)	The Consenting C Facility Lenders (as defined below) wish to convert their respective proportions of the C Facility Advances into new D Facility Advances, and certain D Facility Lenders wish to provide additional D Facility Advances for the purposes of refinancing the C Facility Outstandings of the Non-Consenting C

Facility Lenders (as defined below).

(B)	The parties wish to amend and restate the Senior Facilities Agreement (as defined below) and the Agent, on behalf of the Lenders, wishes to grant certain consents under the Senior Facilities Agreement, in each case on the terms and subject to the conditions set out in this Amendment and Restatement Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1     Definitions

In this Amendment and Restatement Deed:

“Additional D1 Facility” means the term loan facility granted to the Borrower pursuant to Clause 2.1(f)(i) (The Facilities) of the Senior Facilities Agreement as amended by this Amendment and Restatement Deed.

“Additional D2 Facility” means the term loan facility granted to the Borrower pursuant to Clause 2.1(g)(i) (The Facilities) of the Senior Facilities Agreement as amended by this Amendment and Restatement Deed.

Back to Contents

“Consenting C Facility Lenders” means the C1 Facility Lenders and C2 Facility Lenders named in Part I of Schedule 1 (Consenting C Facility Lenders) and “Consenting C Facility Lender” means any of them as the context may require from time to time.

“D Facility Lender” means a person which is named opposite the column relating to the Additional D1 Facility or Additional D2 Facility (in each case with a positive amount) in Part II of Schedule 1 (C Facility Lenders and Commitments).

“Amendment and Restatement Effective Date” has the meaning given to that term in Clause 3 (Amendment and Restatement Effective Date).

“Senior Facilities Agreement” means the €730,000,000 Senior Facilities Agreement dated 23 December 2003, as amended through the date hereof, between Buhrmann N.V. as the Parent, Buhrmann US Inc. as the Borrower, Deutsche Bank AG London and ABN AMRO Bank N.V. as the Arrangers, Deutsche Bank AG London as Agent and Security Trustee and the Original Guarantors and Lenders (each as defined in the Senior Facilities Agreement).

1.2     Incorporation of Defined Terms

(a)	Unless a contrary indication appears, a term defined in the Senior Facilities Agreement has the same meaning when used in this Amendment and Restatement Deed.

(b)	The principles of construction set out in the Senior Facilities Agreement shall have effect as if set out in this Amendment and Restatement Deed.

1.3 Clauses

(a)	In this Amendment and Restatement Deed any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule of this Amendment and Restatement Deed.

(b)	Clause and Schedule headings are for ease of reference only.

1.4     Designation

The parties designate this Amendment and Restatement Deed a Finance Document.

2.	AMENDMENT AND RESTATEMENT OF THE SENIOR FACILITIES AGREEMENT

With effect from the Amendment and Restatement Effective Date (as defined below) the Senior Facilities Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in the attached Schedule 3 (Amended and Restated Senior Facilities Agreement) to this Amendment and Restatement Deed.

3.	AMENDMENT AND RESTATEMENT EFFECTIVE DATE

The Amendment and Restatement Effective Date of this Amendment and Restatement Deed (the “Amendment and Restatement Effective Date”) shall be the later of the date of this Amendment and Restatement Deed and the date on which the Agent confirms to the Obligors’ Agent that it has received all of the documents and other evidence listed in Schedule 2 (Conditions to Effectiveness) in form and substance satisfactory to it.

Back to Contents

4.	RATIFICATION OF SENIOR FACILITIES AGREEMENT

4.1 The Senior Facilities Agreement as amended and restated by this Amendment and Restatement Deed is ratified and confirmed.

4.2 Subject as amended by this Amendment and Restatement Deed, each of the Guarantors confirms that the provisions of the guarantee and indemnity contained in Clause 30 (Guarantee and Indemnity) of the Senior Facilities Agreement shall remain in full force and effect on and after the Amendment and Restatement Effective Date and shall apply equally to the obligations of the Obligors’ Agent under Clause 8 (Expenses and Stamp Duty) of this Amendment and Restatement Deed as if set out in full in this Amendment and Restatement Deed, save that references in the Senior Facilities Agreement to “this Agreement” shall be construed as references to the Senior Facilities Agreement as amended and restated by this Amendment and Restatement Deed.

5.	REPRESENTATIONS AND WARRANTIES

On the date of this Amendment and Restatement Deed and on the Amendment and Restatement Effective Date, the Obligors’ Agent, for and on behalf of each of the Obligors, represents and warrants to the Finance Parties the Repeating Representations.

6.	CONFIRMATION OF CONSENTS

6.1 The Agent confirms that, pursuant to Clause 45.1 (Amendments) of the Senior Facilities Agreement, it has obtained the written consent of (i) an Instructing Group and (ii) the Majority Lenders under the A Facility, to the amendments made to the Senior Facilities Agreement as incorporated and restated in Schedule 3 (Amended and Restated to Senior Facilities Agreement) and accordingly, with effect from the Amendment and Restatement Effective Date, such amendments shall be deemed made.

6.2 Each of the parties agrees and acknowledges that the amendments made to the Senior Facilities Agreement pursuant to this Amendment and Restatement Deed are not intended to constitute or create a novation of any rights and obligations of any person under the Senior Facilities Agreement. Save as expressly amended, the Senior Facilities Agreement shall continue in full force and effect, and, without limitation, all covenants and indemnities shall continue to apply in relation to any acts or breaches committed by any party prior to the date of this Amendment and Restatement Deed.

7.	CONTINUITY AND FURTHER ASSURANCE

7.1 Continuing Obligations

The provisions of the Senior Facilities Agreement shall, save as amended in this Amendment and Restatement Deed, continue in full force and effect.

Back to Contents

7.2 Further Assurance

The Obligors’ Agent shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected pursuant to this Amendment and Restatement Deed.

8.	EXPENSES AND STAMP DUTY

8.1 The Obligors’ Agent shall reimburse the Agent on demand for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Amendment and Restatement Deed and the transactions herein contemplated.

8.2 The Obligors’ Agent shall, from time to time on demand, reimburse the Agent, the Security Trustee, the Arrangers and the Lenders for all costs and expenses (including legal fees) together with any VAT incurred in or in connection with the preservation and/or enforcement of any of the rights of the Agent, the Security Trustee, the Arranger and the Lenders under this Amendment and Restatement Deed and any other document or agreement relating to this Amendment and Restatement Deed.

8.3 The Obligors’ Agent shall pay all stamp, registration and other taxes to which this Amendment and Restatement Deed, or any judgment given in connection with this Amendment and Restatement Deed, is or at any time may be subject and shall from time to time on demand of the Agent indemnify the Agent, the Security Trustee, the Arrangers and the Lenders against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

9.	MISCELLANEOUS

9.1 Incorporation of Terms

The provisions of Clause 41 (Remedies and Waivers), Clause 44 (Partial Invalidity), Clause 45 (Amendments), Clause 46 (Third Party Rights), Clause 48 (Governing Law) and Clause 49 (Jurisdiction) of the Senior Facilities Agreement shall be incorporated into this Amendment and Restatement Deed as if set out in full in this Amendment and Restatement Deed and as if references in those Clauses to “this Agreement” are references to this Amendment and Restatement Deed.

9.2 Counterparts

This Amendment and Restatement Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment and Restatement Deed.

Back to Contents

SCHEDULE 1

PART I – CONSENTING C FACILITY LENDERS

C1 Facility Lenders
ABN AMRO
AEGON - PINEHURST TRADING, INC
ALADDIN - BIRCHWOOD FUNDING
ALADDIN - LANDMARK CDO LIMITED
ALADDIN - LANDMARK II CDO
ALADDIN - LANDMARK III CDO LTD
ALLSTATE - AIMCO CDO 2000-A
ALLSTATE LIFE
ALLSTATE-AIMCO CLO, SRS 2005A
AMEX - CENTURION CDO 8
AMEX - CENTURION CDO 9
AMEX - CENTURION CDO II
AMEX - CENTURION CDO VII
AMEX - CENTURION VI
AMEX - CERTIFICATE CO
AMEX - IDS LIFE INS
AMEX - SEQUILS - CENTURION V
ARES ENHANCED INV. STRAT.
ARES III
ARES IV
ARES V
ARES VI CLO LTD.
ARES VIII CLO LTD
BABSON - CM LIFE
BABSON - LOAN FUNDING VIII
BABSON - MAPLEWOOD
BABSON CLO LTD 2004-I
BABSON CLO LTD. 2004-II
BANK OF MONTREAL
BLACKROCK - MAGNETITE IV
BLACKROCK - MAGNETITE V
BLACKROCK LIMITED DURATION
BLACKROCK SR INC SERIES
BLACKROCK TITANIUM
BLACKROCK-MAGNETITE
BLACKROCK-MAGNETITE III
BLACKROCK-MAGNETITE-CBO II

Back to Contents

BLACKSTONE - LAFAYETTE SQ
BLACKSTONE-ESSEX PK(KATONAH 6)
CARLYLE HY PARTNERS II
CARLYLE HY PARTNERS III
CARLYLE HY PARTNERS IV
CARLYLE HY PARTNERS VI
CARLYLE HY PARTNERS VII
CARLYLE HY PARTNERS VIII
CARLYLE LOAN INVESTMENT LTD
CARLYLE LOAN OPPORTUNITY FUND
CGAM - CITIGROUP INV
CGAM - ECL
CITADEL HILL 2000 LTD.
CSAM - ATRIUM II
CSAM FUNDING I
CSAM FUNDING IV
CYPRESSTREE - HEWETT
CYPRESSTREE INTL LOAN HOLDING
DEERFIELD - BRYN MAWR CLO
DEERFIELD - FOREST CREEK
DEERFIELD - LONG GROVE CLO
DEERFIELD - ROSEMONT
DEERFIELD-MUIRFIELD TRAD
DENALI - CAP CLO III
DENALI - CAPITAL CLO IV, LTD
EATON VANCE - SFRT
EATON VANCE - TOLLI & CO.
EATON VANCE CDO III
EATON VANCE CDO V, LTD
EATON VANCE CDO VI
EATON VANCE FLTG RTE INC TRUST
EATON VANCE INST'L SENIOR
EATON VANCE VARIABLE
EATON VANCE VT FLOATING
EV - GRAYSON & CO
FIDELITY - BALLYROCK CLO II
FIDELITY ADV SER II FL RATE HI
FRANKLIN CLO I LTD
FRANKLIN CLO II LTD
FRANKLIN CLO III, LTD
FRANKLIN FLOAT RATE MS
FRANKLIN FLOATING RATE DAILY
GE CAPITAL CORP.

Back to Contents

GENRE - KZH PONDVIEW LLC
GSO - FOXE BASIN CLO 2003 LTD
GULF STREAM - COMPASS CLO 2003
ING - ARCHIMEDES III
ING - NEMEAN CLO, LTD
ING - SEQUILS-ING I(HBDGM) LTD
ING INV-PRIME RATE TRUST
ING INV-SNR INCOME FUND
INVESCO - AIM FLOATING RATE FD
INVESCO - CHAMPLAIN CLO
INVESCO - KATONAH V, LTD.
INVESCO - LOAN FUNDING IX LLC
INVESCO - NAUTIQUE
INVESCO-AVALON CAPITAL LTD 3
INVESCO-CHARTER VIEW PORT
INVESCO-DCP
INVESCO-EURO CDO I
INVESCO-SAGAMORE CLO LTD.
INVESCO-SARATOGA CLO I, LTD
INVESCO-SEQUILS LIBERTY
LIGHTPOINT CLO 2004-1, LTD.
LONG LANE IV
LYON - INDOSUEZ CAPITAL VI
LYON - LCM II
LYON - LCM III
LYON - LCM IV
MASS MUTUAL - SIMSBURY
MASS MUTUAL - SUFFIELD CLO LTD
MASSACHUSETTS MUTUAL LIFE
MERRILL - LONGHORN
MERRILL - LONGHORN CDO III
MERRILL LYNCH INC STRAT PORT
MERRILL MASTER SENIOR FLOATING
MERRILL-FLTG RATE INC STRAT FD
MERRITT CLO HOLDING LLC
MJX - VENTURE II CDO 2002
MJX - VENTURE IV CDO LTD
MJX VENTURE CDO 2002
MORGAN STANLEY PRIME INCOME TR
NATEXIS BQES POP
NATL CITY BK CLEVELAND
NOMURA - CLYDESDALE 2003
NOMURA - CLYDESDALE CLO 2004

Back to Contents

NOMURA BOND & LOAN FUND
PUTNAM - FLTG RATE INC FD
SANKATY - AVERY POINT
SANKATY - BRANT POINT 1999-1
SANKATY - BRANT POINT II
SANKATY - CASTLE HILL I
SANKATY - KATONAH II, LTD
SANKATY - KATONAH III, LTD
SANKATY - KATONAH IV, LTD
SANKATY - RACE POINT
SANKATY - RACE POINT II CLO
SANKATY HIGH YIELD PARTNERS II
SANKATY HIGH YIELD PRT III
SANKATY-HARBOUR TOWN FDG LLC
SENIOR DEBT PORTFOLIO - E.Vance
SHENKMAN - GM WELFARE
SHENKMAN - GMAM TRUST
STANFIELD - BRISTOL CLO, LTD
STANFIELD - CLO, LTD.
STANFIELD - RMF TRANSATLANTIC
STANFIELD - WINDSOR LOAN
STANFIELD ARBITRAGE CDO
STANFIELD CARRERA
STANFIELD MODENA CLO
STANFIELD QUATTRO CLO, LTD.
SUMITOMO TR
TRAVELERS COLUMBUS LOAN FUND
TRIMARAN CLO IV(FKA 47TH ST FU
TRIMARAN CLO V LTD
US BK NA
VENTURE III CDO 2002
VERITAS CLO 1 -RABO CHIRONCDOI
WB LOAN FUNDING 2 LLC
WELLS -FOOTHILL INCOME TRUSTII
WESTGATE - ARCHIMEDES IV
PUTNAM-BOSTON HARBOR CLO'04

Back to Contents

C2 Facility Lenders
DEUTSCHE BANK AG
EATON VANCE CDO VII PLC
EUROCREDIT CDO 1, B.V.
EUROCREDIT CDO II BV
EUROCREDIT CDO III, B.V.
HARBOURMASTER CLO 5 B.V.
HARBOURMASTER CLO 6 B.V.
HARBOURMASTER CLO IV B.V.
HARBOURMASTER LOAN CORPORATION
LEVERAGED FI EUROPE CAP II,AMS
PIMCO - CLARENVILLE CDO S.A.
PIMCO - INTERCONTINENTAL CDO
PROMUS I
PROMUS II

Back to Contents

PART II – D FACILITY LENDERS AND COMMITMENTS

	Additional D1 Facility	Additional D2 Facility
Lender	Commitments	Commitments
	($)	(€)

Deutsche Bank AG London	3,930,250.00	–

Back to Contents

PART III – GUARANTORS

U.S. Guarantors

1.	ASAP Software Express, Inc.

2.	BTOP USA Corp.

3.	BTOPI Holding (U.S.)

4.	Buhrmann Swaps, Inc.

5.	Corporate Express Document & Print Management, Inc.

6.	Corporate Express Office Products, Inc.

7.	CE Philadelphia Real Estate, Inc.

8.	Corporate Express Promotional Marketing, Inc.

9.	Corporate Express of Texas, Inc.

10.	Corporate Express, Inc.

11.	License Technologies Group, Inc.

Dutch Guarantors

1.	Buhrmann Financieringen B.V.

2.	Buhrmann Fined B.V.

3.	Buhrmann N.V.

4.	Buhrmann II B.V.

5.	Buhrmann International B.V.

6.	Buhrmann Nederland B.V.

7.	Buhrmann Nederland Holding B.V.

8.	Tetterode-Nederland B.V.

Back to Contents

9.	Veenman B.V.

10.	Buhrmann Office Products Nederland B.V.

Belgian Guarantors

Buhrmann SSC (Europe) N.V.

Luxembourg Guarantors

Buhrmann Luxembourg S.A.R.L.

Back to Contents

SCHEDULE 2

CONDITIONS TO EFFECTIVENESS

1.	Corporate Documents

In relation to the Obligors’ Agent:

(a)	a copy of its up to date constitutional documents and, if applicable, a good standing certificate or a certificate of a duly authorised officer of the Obligors’ Agent certifying that (i) none of the same has been amended, varied, revoked, rescinded or otherwise changed since a copy of the same was last delivered to the Agent and (ii) each of the same is in full force and effect;

(b)	a certificate of a duly authorised officer of the Obligors’ Agent stating that the resolutions and authorisations set out in the copy of the minutes of the duly convened, constituted and conducted meeting of the Company’s Executive Board held on 19 December 2003 delivered as a condition precedent to the first Utilisation under the Agreement, which approve the execution, delivery and performance of the Deed, have not been amended, modified, revoked or superseded and remain in full force and effect as at the date of this certificate; and

(c)	a duly completed certificate of a duly authorised officer of the Obligors’ Agent certifying that each copy document relating to it specified in this paragraph 1 is correct, complete and in full force and effect at a date no earlier than the Amendment and Restatement Effective Date.

2.	Authorisations and Clearances

A copy of each Necessary Authorisation as is, in the opinion of counsel to the Lenders, necessary to render the Amendment and Restatement Deed legal, valid, binding and enforceable, to make the Amendment and Restatement Deed admissible in evidence in the Obligors’ Agent’s jurisdiction of incorporation and in England and to enable the Obligors’ Agent to perform its obligations thereunder.

3.	Fees

Evidence that all fees and expenses (including legal fees) payable under this Amendment and Restatement Deed or in connection with this Amendment and Restatement Deed as at the Amendment and Restatement Effective Date have been paid or, as the case may be, will be paid by or on the Amendment and Restatement Effective Date.

4.	Finance Documents

Original duly executed copies of this Amendment and Restatement Deed.

5.	Legal Opinions

An opinion of:

Back to Contents

(a)	White & Case, legal advisers to the Agent and the Arrangers on matters of English law;

(b)	Allen & Overy, legal advisers to the Obligors’ Agent on matters of the law of The Netherlands; and

(c)	Nauta Dutilh, legal advisers to the Agent and the Arrangers on matters of the law of The Netherlands,

in each case addressed to the Finance Parties.

Back to Contents

SCHEDULE 3

AMENDED AND RESTATED SENIOR FACILITIES AGREEMENT

Back to Contents

SIGNATORIES

The Parent and the Obligors’ Agent

EXECUTED as a DEED		)
by BUHRMANN N.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

The Guarantors

EXECUTED as a DEED		)
by BUHRMANN N.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by ASAP SOFTWARE EXPRESS, INC.		)
acting by		)

Address:	850 Asbury Drive
Buffalo Grove
Illinois 60089
United States

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BTOP USA CORP.		)
acting by		)

Address:	Corporate Trust Center
1209 Orange Street
Wilmington, DE 19801

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BTOPI HOLDING (U.S))
acting by		)

Address:	Six Parkway North, Suite 400
Deerfield, IL 60015-2544

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN SWAPS, INC.		)
acting by		)

Address:	1 Environmental Way
Broomfield, Colorado
80021-3416
United States

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Content

EXECUTED as a DEED		)
by CORPORATE EXPRESS DOCUMENT		)
& PRINT MANAGEMENT, INC.		)
acting by		)

Address:	4205 South 96th Street
Omaha
NE 68127

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED
by CORPORATE EXPRESS OFFICE
PRODUCTS, INC.
acting by

Address:	1 Environmental Way
Broomfield, Colorado
80021-3416
United States

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by CE PHILADELPHIA REAL		)
ESTATE, INC.		)
acting by		)

Address:	1 Environmental Way
Broomfield, Colorado
80021-3416
United States

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by CORPORATE EXPRESS		)
PROMOTIONAL MARKETING, INC.		)
acting by		)

Address:	1400 North Price Road
St. Louis
MO 631332

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by CORPORATE EXPRESS OF TEXAS,		)
INC.		)
acting by		)

Address:	6400 Hollister Road
Houston
TX 77040

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by CORPORATE EXPRESS, INC.		)
acting by		)

Address:	1 Environmental Way
Broomfield, Colorado
80021-3416
United States

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by LICENSE TECHNOLOGIES GROUP,		)
INC.		)
acting by		)

Address:	850 Ashbury Street
Buffalo Grove, IL 60099

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN FINANCIERINGEN B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		))
by BUHRMANN FINED B.V.		))
acting by		))

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by BUHRMANN II B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN INTERNATIONAL B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN NEDERLAND B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by BUHRMANN NEDERLAND		)
HOLDING B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by TETTERODE-NEDERLAND B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
byVEENMAN B.V.		)
acting by		)

Address:	Hoogoorddreef 62
1101 BE Amsterdam
P.O. Box 23456
1100 DZ Amsterdam
The Netherlands

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

EXECUTED as a DEED		)
by BUHRMANN OFFICE PRODUCTS		)
NEDERLAND B.V.		)
acting by		)

Address:	Rondebeltweg 102
1329 BH Almere
The Netherlands

Fax:	+ 31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN SSC (Europe) N.V.		)
acting by		)

Address:	Ilgat 9
3500 Hasselt
Belgium

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

EXECUTED as a DEED		)
by BUHRMANN LUXEMBOURG S.A.R.L.		)
acting by		)

Address:	Ilgat 9
3500 Hasselt
Belgium

Fax:	+31 20 651 10 17
Attention:	Mr C. Bangma

Back to Contents

The Agent

DEUTSCHE BANK AG LONDON

By:

By:

Address:	Winchester House
1 Great Winchester Street
London EC2N 2DB
Fax:	+ 44 20 7547 6419/5703
Attention:	Christopher Benham/Craig Hoepfl

The Security Trustee

DEUTSCHE BANK AG LONDON

By:

By:

Address:	Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax:	+44 20 7547 6419/5703
Attention:	Christopher Benham/Craig Hoepfl

The Consenting C Facility Lenders

DEUTSCHE BANK AG LONDON,
as Agent, for and on behalf of the Consenting C Facility Lenders

By:

By:

Address:	Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax:	+44 20 7547 6419/5703
Attention:	Christopher Benham/Craig Hoepfl

Back to Contents

The D Facility Lenders

DEUTSCHE BANK AG LONDON,

By:

By:

Address:	Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax:	+ 44 20 7547 6419/5703
Attention:	Christopher Benham/Craig Hoepfl